Award Timing Disclosure	12 Months Ended
Sep. 30, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Annual equity awards granted to our named executive officers have recently been granted at our regularly scheduled HR Committee meeting in May. The HR Committee did not take material nonpublic information into account when determining the timing and terms of equity awards granted in fiscal 2024, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During fiscal 2024, the Company did not grant any stock options.

Award Timing Predetermined	true
MNPI Disclosure Timed for Compensation Value	false